UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 2004
                                                         -----------------

                             CompuCom Systems, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-14371                     38-2363156
       -------------                 -------                    -------------
(State or other jurisdiction    (Commission File                (IRS Employer
      of incorporation)               Number)                Identification No.)


     7171 Forest Lane, Dallas, TX                                       75230
     -----------------------------                                    ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:    (972) 856-3600
                                                       --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

At a special meeting of stockholders held on September 9, 2004, the stockholders of CompuCom Systems, Inc. (the "Company") voted to approve the proposed merger of the Company with an affiliate of Platinum Equity. A copy of the press release issued by the Company in connection with the vote taken at the special meeting of stockholders is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

     The following exhibits are filed as part of this report:

          Exhibit #      Description
          ---------      -----------

            99.1         Press Release, dated September 9, 2004


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUCOM SYSTEMS, INC.

Date: September 9, 2004                 By: /s/ M. Lazane Smith
      -----------------                     ------------------------------
                                            Name:  M. Lazane Smith
                                            Title: Senior Vice President,
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.            Description
-----------            -----------

   99.1                Press Release, dated September 9, 2004